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                                                                   EXHIBIT 10.24


THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACTS.




                              CMI INDUSTRIES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT



         This NON-QUALIFIED STOCK OPTION AGREEMENT is made and entered into as of the ___ day of January, 1997 by and between CMI INDUSTRIES, INC., a Delaware corporation (the "Corporation"), and JAMES F. ROBBINS (the "Optionee").

         THE PARTIES AGREE AS FOLLOWS:

         1. Grant of Option. The Corporation hereby grants to Optionee a non-qualified stock option (the "Option") to purchase up to an aggregate of ten thousand (10,000) fully paid and non-assessable shares of the Common Stock, $1.00 par value per share, of the Corporation (the "Common Stock") on the terms and conditions set forth herein. The shares of Common Stock subject to this Option are hereinafter referred to at times as the "Option Shares."

         2. Exercise Price. The exercise price for the Option Shares shall be twenty seven and 50/100 dollars ($27.50) per share (the "Exercise Price").

         3. The Plan. The CMI Industries, Inc. 1992 Stock Option Plan, as amended from time to time, hereby is incorporated herein in its entirety by this reference (the "Plan"). To the extent that any provision in this Agreement is inconsistent with the Plan, the terms of the Plan shall control. "Board of Directors" shall have the same meaning ascribed to such term in the Plan.

         4. Exercise of Options.

         4.1 Vesting. Subject to the other restrictions and conditions in this Agreement, Optionee shall have the vested right to exercise this Option to purchase the Option Shares as follows: (i) from and after the date hereof, 3,333 Option Shares; (ii) from and after January 1, 1998, 6,666 Option Shares (which includes those previously vested); and (iii) from and after January 1, 1999, 10,000 Option Shares (which includes those previously vested).

         4.2 Method of Exercise. Subject to the other restrictions in this Agreement, this Option may be exercised for all or a part of the Option Shares with respect to which this Option is then exercisable. Subject to SECTION 4.1 hereof and other restrictions in this Agreement, this Option is exercisable from time to time by written notice to the Corporation stating the number of Option Shares with respect to which this Option is being exercised. Such notice shall be accompanied by payment in full for the Option Shares to be purchased. Payment for all Option


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Shares purchased pursuant to this Option shall be made in cash, and no Option
Shares shall be issued or delivered until full payment therefor has been made. The Optionee shall, as such, have none of the rights of a stockholder with respect to the Option Shares until such payment is received by the Corporation.

         4.3 Withholding. Whenever Optionee exercises this Option, in whole or in part, the Corporation shall have the right to require Optionee to remit to the Corporation, in cash, an amount sufficient to satisfy any federal, state and local withholding requirements as a condition to the issuance of Option Shares. Alternatively, Optionee may elect to satisfy such withholding requirements, in whole or in part, by reducing the total number of Option Shares Optionee receives by the number of Option Shares having a fair market value equal to the amount of withholding that must be satisfied, which election shall be subject to approval of the Board of Directors of the Corporation.

         4.4 Non-Transferability of Option. This Option is not transferable or assignable by Optionee except by will or the laws of descent and distribution and, except as provided in SECTION 4.5, is exercisable only by Optionee during the lifetime of Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, and any levy of execution, attachment or similar process on this Option, shall be null and void. If this Option is transferred by will or the laws of descent and distribution, the legal successor to this Option shall take subject to and be bound by the terms of this Agreement.

         4.5 Exercise After Termination of Employment or Death. Unless the Board of Directors expressly determines otherwise prior to the expiration of the 30-day period described below, upon termination of employment of Optionee with the Corporation or any subsidiary thereof (collectively, the "Employer") for any reason other than death, retirement (as hereinafter defined) or disability (as hereinafter defined), Optionee may not exercise this Option more than thirty days after the date of such termination of employment. For purposes of this
SECTION 4.5, "disability" and "retirement" shall be determined in accordance with the disability and retirement policies of the Employer in effect on the date any such determination is made. Notwithstanding the foregoing, this Option may not be exercised following the date of termination of Optionee's employment for Cause, as hereinafter defined. For purposes of this Agreement, termination for "Cause" shall mean termination of Optionee's employment by the Employer because of (A) any act or omission that constitutes a material and willful breach by Optionee of any of Optionee's obligations or agreements under his employment agreement, if any, with the Employer or the willful failure or refusal of Optionee to perform any duties reasonably required by the Board of Directors after notification by the Employer of such breach, failure or refusal and failure of Optionee to correct such breach, failure or refusal within ten days of such notification (other than by reason of the incapacity of Optionee due to physical or mental illness) which breach, failure or refusal is materially injurious to the financial condition or business of the Employer or its affiliates, or (B) the committing by Optionee of a felony, or the perpetration by Optionee of a dishonest act or common law fraud against the Employer or any of its affiliates which is materially injurious to the financial condition or business of the Employer or its affiliates, or (C) the failure of Optionee to substantially and effectively discharge his duties to the Employer, as determined by the Board



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of Directors in good faith. Upon any termination of employment of Optionee by reason of retirement or disability, Optionee may exercise this Option at any time during the three-month period after the date of such termination of employment. Except as provided in SECTION 4.6, for purposes of this SECTION 4.5, the employment of Optionee shall not be deemed terminated so long as Optionee is employed by the Employer or by another corporation (or a parent or subsidiary corporation of such other corporation) that has assumed this Option. If Optionee dies, this Option may be exercised by Optionee's legal successor at any time during the three-month period following Optionee's death. The provisions of this
SECTION 4.5 shall not extend the term of this Option specified in SECTION 4.7 hereof. To the extent this SECTION 4.5 permits Optionee (or his legal successor) to exercise this Option after the date of Optionee's termination of employment or death, this Option will only be exercisable for the number of Option Shares that Optionee could have purchased on the date of Optionee's termination of employment or death, as the case may be.

         4.6 Leaves of Absence. The Board of Directors may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of this Option and SECTION 4.5 shall govern if the Board of Directors determines that a termination of employment has occurred.

         4.7 No Exercise After Expiration. This Option shall in no event be exercisable after December 31, 2006.

         4.8 Conditions to Exercise. Except as provided in SECTION 4.5 of this Agreement, this Option may not be exercised by the Optionee unless Optionee is then and continually has been, an employee of the Corporation or one of its subsidiaries after the Effective Date of this Option.

         5. Adjustment of Option Shares. The number and Exercise Price of Option Shares for which this Option has been granted may be adjusted or this Option amended or terminated in certain circumstances in accordance with the provisions of the Plan.

         6. Restriction on Issuance of Shares; Optionee's Representations.

         6.1 Restriction on Issuance of Shares. The Corporation shall not be obligated to sell or issue any Option Shares pursuant to this Agreement if such issuance would result in the violation of any laws, including but not limited to the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws. Without limiting the foregoing, the issuance of Option Shares pursuant to this Option is subject to the condition that if at any time the Board of Directors shall determine that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law is necessary or desirable as a condition to or in connection with the granting of this Option or the purchase or delivery of the Option Shares, the delivery of the Option Shares may be withheld unless and until such listing, registration or qualification is effected. Stock certificates evidencing the unregistered Option Shares acquired upon exercise of this Option shall bear a restrictive legend to the effect that the securities have been acquired for investment and have not been registered under the Act or any applicable state securities laws, and may not be sold or transferred in the absence of registration



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or an exemption therefrom under said acts, and such other restrictive legends as are required or advisable under the provisions of any applicable laws.

         6.2 Option for Investment. Optionee represents and warrants to the Corporation that:

                  (a) He is accepting this Option for his own account, in his individual capacity, and not on behalf of any other person or entity;

                  (b) He is acquiring this Option for investment and not with a view to distribution or with the intent to divide his participation with others or resell or otherwise distribute this Option; and

                  (c) Neither he nor anyone acting on his behalf has paid or will pay a commission or other remuneration to any person in connection with the acquisition of this Option.

         7. Rights as a Shareholder. Optionee shall have no rights as a shareholder with respect to any Option Shares until the date of issuance of a stock certificate for such Option Shares. Subject to SECTION 5 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         8. No Continued Employment Rights. This Agreement shall not confer upon Optionee any right with respect to the continuance of employment by the Corporation or its subsidiaries, nor shall it interfere in any way with the right of the Corporation or its subsidiaries to terminate such employment at any time.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         10. Notices. All notices and other communications under this Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, to the following address, or any other address specified by notice duly given:

                  To Optionee at:               Mr. James F. Robbins

                                                --------------------
                                                --------------------
                                                --------------------

                  To the Corporation at:        CMI Industries, Inc.
                                                1301 Gervais Street
                                                Columbia, SC  29201
                                                Attention:  Chairman



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         11. Stockholders Agreement. If the Amended and Restated Stockholders
Agreement dated as of February 14, 1992, as amended and as hereafter amended from time to time, among the Corporation and the holders of the Common Stock (the "Stockholders Agreement") or any successor agreement thereto is in effect when this Option is exercised in whole or in part, all Option Shares issued hereunder automatically shall be subject to the terms of the Stockholders Agreement, and the Optionee automatically shall be bound by the terms of the Stockholders Agreement applicable to a Management Investor (as defined in the Stockholders Agreement).

         12. Put-Call Rights.

                  12.1 Termination of Employment other than Upon Death, Disability or Retirement.

                  (a) If, prior to a Public Offering of the Common Stock, Optionee's employment with the Corporation or a subsidiary thereof is terminated by the Corporation or such subsidiary for Cause or without Cause or by Optionee, other than upon Optionee's death, disability, or retirement at or after obtaining the age of 65, the Corporation shall have the option, for a period of 90 calendar days after the date of termination of employment, to purchase all or any portion of the Option Shares owned by Optionee. For purposes of this SECTION 12.1, "disability" and "retirement" shall be determined in accordance with the disability and retirement policies of the Employer in effect on the date any such determination is made. The Corporation may exercise such right by giving notice thereof to Optionee prior to the expiration of such 90-day period. The purchase price for the Option Shares shall be the fair market value of such Option Shares determined as of the date of termination of employment, as agreed upon by Optionee and the Corporation; provided, that, in the event that Optionee and the Corporation cannot agree on such fair market value, a mutually agreed upon third party shall make the final determination thereof ("Fair Market Value"). "Public Offering" is defined in the Stockholders Agreement.

                  (b) If, prior to a Public Offering of the Common Stock, Optionee's employment with the Corporation or any subsidiary thereof is terminated for any reason other than for Cause or Optionee's resignation, and the Corporation shall not have exercised its 90-day option to purchase all of the Option Shares as provided in SECTION 12.1(A) above, Optionee shall have the option, for a period of 90 calendar days, commencing at the end of the Corporation's 90-day option period, to sell to the Corporation all or any portion of the Option Shares then owned by Optionee. Optionee may exercise such option by giving notice thereof to the Corporation prior to the expiration of Optionee's 90-day option period. The purchase price for the Option Shares shall be the Fair Market Value of such Option Shares.

                  12.2 Death, Disability or Retirement.



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                           (a) If, prior to a Public Offering of the Common
         Stock, Optionee dies while in the employ of the Corporation or any subsidiary thereof, or Optionee's employment with the Corporation or any subsidiary thereof is terminated because of Optionee's disability or retirement at or after obtaining the age of 65, the Corporation shall have the option, for a period of 90 calendar days after the date of death or determination of disability or retirement, as applicable, to purchase all or any portion of the Option Shares owned by Optionee or Optionee's legal representative. The Corporation may exercise such Option by giving notice thereof to Optionee or Optionee's legal representative prior to the expiration of such 90-day period. The purchase price for the Option Shares shall be the Fair Market Value thereof.

                           (b) If, prior to a Public Offering of the Common Stock, the Corporation has not exercised its 90-day option under
         SECTION 12.2(A) upon the death, disability or retirement of Optionee, Optionee or Optionee's legal representative shall have the option, for a period of 90 calendar days (180 calendar days in the case of termination due to Optionee's death), commencing at the end of the Corporation's 90-day option period, to sell to the Corporation all or any portion of the Option Shares then owned by Optionee or Optionee's legal representative. Optionee or his legal successor may exercise such Option by giving notice to the Corporation prior to the expiration of \Optionee's 90- day option period. The purchase price for such Option Shares shall be the Fair Market Value thereof.

                  12.3 Election, Delivery and Payment Procedures.

                           (a) Upon any exercise by the Corporation or Optionee or Optionee's legal representative of an option granted in SECTIONS
         12.1 OR 12.2, the Corporation shall pay the purchase price in cash.

                           (b) The closing of any exercise of an option granted in SECTIONS 12.1 OR 12.2 shall take place at the offices of the Corporation not less than 15 nor more than 30 days after the date such option is exercised or, if Optionee and the Corporation cannot reach agreement on fair market value, not less than 15 nor more than 30 days after such determination is made by the mutually agreed upon third party. The exact date and time of closing shall be specified by the party exercising such option.

                           (c) If the Corporation shall have the option to purchase Option Shares from Optionee pursuant to sections 12.1 OR 12.2, it shall specify to Optionee in reasonable detail its calculation of Fair Market Value for the purchase price (i) at the time of its exercise of its option or, (ii) if Optionee or Optionee's legal representative will have an option to sell pursuant to SUBSECTIONS 12.1(B) OR 12.2(B), prior to the commencement of Optionee's 90-day option period.

                           (d) At the closing of any exercise of any option granted in SECTIONS 12.1 OR 12.2, Optionee shall deliver certificates for the Option Shares to the Corporation



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         duly endorsed or accompanied by written instruments of transfer in form satisfactory to the Corporation, duly executed by Optionee, and free and clear of any liens, against payment by the Corporation of the purchase price therefor.

                           (e) Notwithstanding the provisions contained in SECTIONS 12.1 AND 12.2, the Corporation shall not be obligated to purchase any Option Shares, and Optionee shall have no right to sell such Option Shares, except to the extent the Corporation shall be permitted to repurchase its shares under applicable law and any applicable financing agreements of the Corporation.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the day and year first above written.

                                        THE CORPORATION:

                                        CMI INDUSTRIES, INC.


                                        By:
                                           -----------------------------
                                        Title:
                                              --------------------------



                                        OPTIONEE:



                                        ---------------------------- [L.S.]
                                        JAMES F. ROBBINS


                                    * * * * *



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